Exhibit 12.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Archangel Diamond Corporation (the "Company") on Form 20-F for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raymond A. Clark, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:       /s/ Raymond A. Clark
          ---------------------
          Raymond A. Clark
          President and Chief Executive Officer
          April 25, 2003



A signed original of this written statement required by Section 906 has been provided to Archangel Diamond Corporation and will be retained by Archangel Diamond Corporation and furnished to the Securities and Exchange Commission or its staff upon request